United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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MFA Financial, Inc.
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(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

MFA FINANCIAL, INC.

Meeting Information
Meeting Type: Annual Meeting
For holders of record as of: 03/24/09
Date: 05/21/09 Time: 10:00 a.m., local time
Location:	The New York Palace Hotel 455 Madison Avenue New York, New York

You are receiving this communication because you hold shares in MFA Financial, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy of the proxy materials (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT          ANNUAL REPORT TO STOCKHOLDERS

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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                                    1) BY INTERNET:    www.proxyvote.com
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— How To Vote —
Please Choose One of the Following Voting Methods

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Vote By Internet: To transmit your voting instructions now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions until 11:59 P.M. (New York City Time) on May 20, 2009. Have the 12-Digit Control Number available and follow the instructions.

Vote By Telephone: To transmit your voting instructions by telephone, go to www.proxyvote.com. Use the telephone number provided on the website to transmit your voting instructions until 11:59 P.M. (New York City Time) on May 20, 2009. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can authorize your vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
MFA's Board of Directors recommends you vote "FOR" Proposals 1 and 2.
1.	Election of Class II Directors. Nominees: 01) Michael L. Dahir 02) George H. Krauss

2.	Ratification of the appointment of Ernst & Young LLP as MFA's independent registered public accounting firm for the fiscal year ending December 31, 2009.